Exhibit 99.1
IR INQUIRIES:
Charles Messman
Investor Relations
949-362-5800
IR@smithmicro.com

Smith Micro Reports Third Quarter 2022 Financial Results
PITTSBURGH, PA, November 9, 2022 – Smith Micro Software, Inc. (NASDAQ: SMSI) (“Smith Micro” or the “Company”) today reported financial results for its third quarter ended September 30, 2022.
“We have been making significant progress on many fronts, not only with our customers, but also with strategic changes that capitalize on synergies from the Avast acquisition, which drove a meaningful sequential reduction in operating costs,” said William W. Smith, Jr, President, CEO and Chairman of the Board of Smith Micro. “After a long development process to migrate our Tier One carrier customers to the SafePath platform, we are finally nearing completion. Once the migration is complete, having all carriers on a feature-enhanced 'best of both' platform will ensure a best-in-class Digital Family Lifestyle experience for our carrier partners’ subscribers.
“We remain extremely focused on the very critical task at hand to bring the migrations to a close and turn our focus on building for the future. The next phase of the Company is more exciting and larger than any opportunity I have seen at Smith Micro in our 40-year history,” concluded Mr. Smith.
Third Quarter 2022 Financial Results
Smith Micro reported revenue of $11.7 million for the quarter ended September 30, 2022, compared to $16.4 million reported in the quarter ended September 30, 2021.
Gross profit for the quarter ended September 30, 2022 was $8.1 million, compared to $12.8 million for the quarter ended September 30, 2021.
Gross profit as a percentage of revenue was 69 percent for the quarter ended September 30, 2022, compared to 78 percent for the quarter ended September 30, 2021.
GAAP net loss for the quarter ended September 30, 2022 was $7.3 million, or $0.13 loss per share, compared to GAAP net loss of $18.6 million, or $0.34 loss per share, for the same period in 2021.
Non-GAAP net loss for the quarter ended September 30, 2022 was $5.2 million, or $0.09 loss per share, compared to non-GAAP net loss of $0.3 million, or $0.00 loss per share, for the quarter ended September 30, 2021. Non-GAAP net loss excludes the items noted below under "Non-GAAP Measures".

Smith Micro Software Third Quarter 2022 Financial Results	Page 2
Third Quarter Year-to-Date 2022 Financial Results
Smith Micro reported revenue of $37.1 for the nine months ended September 30, 2022, compared to $43.7 million reported in the nine months ended September 30, 2021.
Gross profit for the nine months ended September 30, 2022 was $26.2 million compared to $35.1 million reported for the same period in 2021.
Gross profit as a percentage of revenue was 71 percent for the nine months ended September 30, 2022 compared to 80 percent for the nine months ended September 30, 2021.
GAAP net loss for the nine months ended September 30, 2022 was $22.8 million, or $0.41 loss per share, compared to GAAP net loss of $27.0 million, or $0.54 loss per share, for the same period in 2021.
Non-GAAP net loss for the nine months ended September 30, 2022 was $14.5 million, or $0.26 diluted loss per share, compared to non-GAAP net income of $0.1 million, or $0.00 earnings per share, for the nine months ended September 30, 2021. Non-GAAP net loss excludes the items noted below under "Non-GAAP Measures".
Total cash and cash equivalents as of September 30, 2022 were $19.0 million.
Non-GAAP Measures

To supplement our financial information presented in accordance with GAAP, the Company considers, and has included in this press release, certain non-GAAP financial measures and a non-GAAP reconciliation from GAAP gross profit, net (loss) income before taxes, and net (loss) income to the following non-GAAP metrics: non-GAAP net (loss) income, and non-GAAP diluted (loss) earnings per share in the presentation of financial results in this press release. Management believes this non-GAAP presentation may be more meaningful in analyzing our income generation and has therefore excluded the following items from GAAP earnings calculations: stock-based compensation, amortization of intangible assets, fair value adjustments, note and stock offering fees, personnel severance and reorganization activities, CFO transition costs, acquisition costs, and non-development intellectual property costs. Additionally, since the Company currently has federal and state net operating loss carryforwards that can be utilized to reduce future cash payments for income taxes, these non-GAAP adjustments have not been tax effected, and the resulting income tax expense reflects actual taxes paid or accrued during each period. This presentation may be considered more indicative of our ongoing operational performance. The table below presents the differences between non-GAAP net (loss) income and net (loss) income on an absolute and per-share basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and the non-GAAP financial measures as reported by Smith Micro may not be comparable to similarly titled amounts reported by other companies.
Investor Conference Call
Smith Micro will hold an investor conference call today, November 9, 2022, at 4:30 p.m. ET, to discuss the Company’s third quarter and year to date 2022 financial results. To access the call, dial 1-844-701-1164; international participants can call 1-412-317-5492. A passcode is not required to join the call; ask the operator to be placed into the Smith Micro conference. Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. An internet webcast is available at https://event.choruscall.com/mediaframe/webcast.html?webcastid=5ljkLiMb. In addition, the conference call will be available on the Smith Micro website in the Investor Relations section.

Smith Micro Software Third Quarter 2022 Financial Results	Page 3
About Smith Micro Software, Inc.
Smith Micro develops software to simplify and enhance the mobile experience, providing solutions to some of the leading wireless service providers and cable MSOs around the world. From enabling the family digital lifestyle to providing powerful voice messaging capabilities, our solutions enrich today’s connected lifestyles while creating new opportunities to engage consumers via smartphones and consumer IoT devices. The Smith Micro portfolio also includes a wide range of products for creating, sharing, and monetizing rich content, such as visual voice messaging, optimizing retail content display and performing analytics on any product set. For more information, visit www.smithmicro.com.
Smith Micro, the Smith Micro logo and SafePath are registered trademarks or trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective owners.
Forward-Looking Statements
Certain statements in this press release are, and certain statements on the related conference call may be, forward-looking statements regarding future events or results within the meaning of the Private Securities Litigation Reform Act, including statements related to our financial prospects and other projections of our outlook or performance and our future business plans, and statements using such words as “expect,” “anticipate,” “believe,” “plan,” “intend,” “could,” “will” and other similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Among the important factors that could cause or contribute to such differences are customer concentration, given that the majority of our sales depend on a few large customer relationships, delay or failure of our customers to accept and deploy our products and services or new or upgraded versions thereof, delay or failure of our customers’ end users to adopt our products and services or new or upgraded versions thereof, the impact of the COVID-19 pandemic on our business and financial results, changes in demand for our products from our customers and their end users, changes in requirements for our products imposed by our customers or by the third party providers of software and/or platforms that we use, our ability to effectively integrate, market and sell acquired product lines, new and changing technologies and customer acceptance and timing of deployment of those technologies, our ability to compete effectively with other software and technology companies, and the existence and terms of our convertible notes and related agreements, including that they may restrict our ability to obtain additional financing, and adversely affect our business, financial condition and cash flows from operations in the future. These and other factors discussed in our filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this release are made on the basis of the views and assumptions of management, and we do not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this release.

Smith Micro Software Third Quarter 2022 Financial Results	Page 4

Smith Micro Software, Inc.
Consolidated Balance Sheets
(in thousands except share and par value data)

	September 30, 2022	December 31, 2021
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$19,001	$16,078
Accounts receivable, net of allowance for doubtful accounts and other adjustments of $3 and $2 (2022 and 2021, respectively)	9,479	10,590
Prepaid expenses and other current assets	1,087	1,988
Total current assets	29,567	28,656
Equipment and improvements, net	1,767	2,698
Right-of-use assets	4,709	4,866
Other assets	547	620
Intangible assets, net	37,865	42,631
Goodwill	35,041	35,041
Total assets	$109,496	$114,512
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$3,625	$3,301
Accrued payroll and benefits	3,342	4,055
Current operating lease liabilities	1,402	1,400
Other current liabilities	961	612
Current portion of convertible notes payable	6,035	—
Total current liabilities	15,365	9,368
Non-current liabilities:
Long term portion of convertible notes payable	4,173	—
Warrant and derivative liabilities	4,721	—
Operating lease liabilities	3,237	4,467
Deferred tax liabilities, net	117	117
Total non-current liabilities	12,248	4,584
Commitments and contingencies
Stockholders' equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 56,260,670 and 54,259,390 shares issued and outstanding (2022 and 2021, respectively)	56	54
Additional paid-in capital	356,907	352,779
Accumulated comprehensive deficit	(275,080)	(252,273)
Total stockholders’ equity	81,883	100,560
Total liabilities and stockholders' equity	$109,496	$114,512

Smith Micro Software Third Quarter 2022 Financial Results	Page 5

Smith Micro Software Inc.
Consolidated Statement of Operations
(in thousands except share data)
	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues	$11,699	$16,443	$37,108	$43,743
Cost of revenues	3,629	3,692	10,882	8,595
Gross profit	8,070	12,751	26,226	35,148
Operating expenses:
Selling and marketing	2,986	3,067	9,692	8,428
Research and development	7,523	7,123	23,139	19,060
General and administrative	4,133	5,143	12,206	13,746
Change in fair value of contingent consideration	—	12,864	—	12,864
Amortization of intangible assets	1,545	3,015	4,766	7,958
Total operating expenses	16,187	31,212	49,803	62,056
Operating loss	(8,117)	(18,461)	(23,577)	(26,908)
Other income (expense):
Change in fair value of warrant and derivative liabilities	1,557	—	1,557	—
Interest (expense) income, net	(696)	1	(698)	25
Other (expense) income, net	(29)	(2)	(12)	7
Loss before provision for income taxes	(7,285)	(18,462)	(22,730)	(26,876)
Provision for income tax expense	27	145	77	159
Net loss	$(7,312)	$(18,607)	$(22,807)	$(27,035)

Loss per share:
Basic and diluted	$(0.13)	$(0.34)	$(0.41)	$(0.54)

Weighted average shares outstanding:
Basic and diluted	55,722	53,939	55,140	50,147

Smith Micro Software Third Quarter 2022 Financial Results	Page 6

Smith Micro Software, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating activities:
Net loss	$(7,312)	$(18,607)	$(22,807)	$(27,035)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,849	3,391	5,751	8,872
Non-cash lease expense	(516)	201	157	819
Non-cash transaction costs including amortization	1,022	—	1,022	—
Change in fair value	(1,557)	12,864	(1,557)	12,864
Provision for doubtful accounts	—	—	—	(3)
Provision for excess and obsolete inventory	—	—	—	(97)
Stock based compensation	1,095	1,327	3,849	3,622
Loss on disposal of assets	31	—	31	—
Changes in operating accounts:
Accounts receivable	2,083	2,311	1,108	5,951
Prepaid expenses and other assets	1,410	26	883	(199)
Accounts payable and accrued liabilities	(941)	(571)	(2,754)	(1,648)
Other liabilities	(15)	(163)	(161)	(871)
Net cash (used in) provided by operating activities	(2,851)	779	(14,478)	2,275
Investing activities:
Acquisitions, net	—	—	—	(56,865)
Capital expenditures, net	27	(402)	(85)	(738)
Other investing activities	11	5	94	74
Net cash provided by (used in) investing activities	38	(397)	9	(57,529)
Financing activities:
Proceeds from notes and warrants offering	15,000	—	15,000	—
Proceeds from stock and warrants offering	3,000	—	3,000	59,711
Stock, notes, and warrants offering costs	(1,227)	—	(1,227)	—
Proceeds from exercise of common stock warrants	—	2,026	—	2,066
Proceeds from financing arrangements	250	—	1,541	—
Repayments of financing arrangements	(587)	—	(978)	—
Other financing activities	21	28	56	95
Net cash provided by financing activities	16,457	2,054	17,392	61,872
Net increase in cash and cash equivalents	13,644	2,436	2,923	6,618
Cash and cash equivalents, beginning of period	$5,357	$29,936	$16,078	$25,754
Cash and cash equivalents, end of period	$19,001	$32,372	$19,001	$32,372

Smith Micro Software Third Quarter 2022 Financial Results	Page 7

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	Fair Value Adjustments	Notes and Stock Offering Fees	Personnel Severance and Reorganization Activities	CFO Transition Costs	Acquisition Costs	IP-related Costs	Non-GAAP
Three Months Ended September 30, 2022
Gross profit	$8,070	$—	$—	$—	$—	$—	$—	$—	—	$8,070
Selling and marketing expenses	2,986	(180)	—	—	—	(49)	—	—	—	2,757
Research and development expenses	7,523	(279)	—	—	—	—	—	—	—	7,244
General and administrative expenses	4,133	(636)	—	—	(430)	(3)	—	—	—	3,064
Amortization of intangible assets	1,545	—	(1,545)	—	—	—	—	—	—	—
Total operating expenses	16,187	(1,095)	(1,545)	—	(430)	(52)	—	—	—	13,065

(Loss) income before provision for income taxes	(7,285)	1,095	1,545	(1,557)	1,021	52	—	—	—	(5,129)
Net (loss) income	(7,312)	1,095	1,545	(1,557)	1,021	52	—	—	—	(5,156)
(Loss) earnings per share: basic and diluted	(0.13)	0.02	0.03	(0.03)	0.02	—	—	—	—	(0.09)

Three Months Ended September 30, 2021
Gross profit	$12,751	$—	$—	$—	$—	$—	$—	$—	—	$12,751
Selling and marketing expenses	3,067	(238)	—	—	—	—	—	—	—	2,829
Research and development expenses	7,123	(270)	—	—	—	—	—	—	—	6,853
General and administrative expenses	5,143	(819)	—	—	—	—	(143)	—	(1,000)	3,181
Change in fair value of contingent consideration	12,864	—	—	—	—	—	—	(12,864)	—	—
Amortization of intangible assets	3,015	—	(3,015)	—	—	—	—	—	—	—
Total operating expenses	31,212	(1,327)	(3,015)	—	—	—	(143)	(12,864)	(1,000)	12,863
						—
(Loss) income before provision for income taxes	(18,462)	1,327	3,015	—	—	—	143	12,864	1,000	(113)
Net (loss) income	(18,607)	1,327	3,015	—	—	—	143	12,864	1,000	(258)
(Loss) earnings per share: basic and diluted	(0.34)	0.02	0.06	—	—	—	—	0.24	0.02	—
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

Smith Micro Software Third Quarter 2022 Financial Results	Page 8

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	Fair Value Adjustments	Notes and Stock Offering Fees	Personnel Severance and Reorganization Activities	CFO Transition Costs	Acquisition Costs	IP-related Costs	Non-GAAP
Nine Months Ended September 30, 2022
Gross profit	$26,226	$2	$—	$—	$—	$—	$—	$—	$—	$26,228
Selling and marketing expenses	9,692	(336)	—	—	—	(769)	—	—	—	8,587
Research and development expenses	23,139	(808)	—	—	(430)	—	—	—	—	22,331
General and administrative expenses	12,206	(2,124)	—	—	—	(3)	—	—	—	9,649
Amortization of intangible assets	4,766	—	(4,766)	—	—	—	—	—	—	—
Total operating expenses	49,803	(3,268)	(4,766)	—	(430)	(772)	—	—	—	40,567

(Loss) income before provision for income taxes	(22,730)	3,270	4,766	(1,557)	1,021	772	—	—	—	(14,458)
Net (loss) income	(22,807)	3,270	4,766	(1,557)	1,021	772	—	—	—	(14,535)
(Loss) earnings per share: basic and diluted	(0.41)	0.06	0.09	(0.03)	0.02	0.01	—	—	—	(0.26)

Nine Months Ended September 30, 2021
Gross profit	$35,148	$1	$—	$—	$—	$—	—	$—	—	$35,149
Selling and marketing expenses	8,428	(663)	—	—	—	—	—	—	—	7,765
Research and development expenses	19,060	(704)	—	—	—	—	—	—	—	18,356
General and administrative expenses	13,746	(2,254)	—	—	—	—	(143)	(1,587)	(1,000)	8,762
Change in fair value of contingent consideration	12,864	—	—	(12,864)	—	—	—		—	—
Amortization of intangible assets	7,958	—	(7,958)	—	—	—	—	—	—	—
Total operating expenses	62,056	(3,621)	(7,958)	(12,864)	—	—	(143)	(1,587)	(1,000)	34,883
						—	—		—
(Loss) income before provision for income taxes	(26,876)	3,622	7,958	12,864	—	—	143	1,587	1,000	298
Net (loss) income	(27,035)	3,622	7,958	12,864	—	—	143	1,587	1,000	139
(Loss) earnings per share: basic and diluted	(0.54)	0.07	0.16	0.26	—	—	—	0.03	0.02	—
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.